UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2023

THE GLIMPSE GROUP, INC.

(Exact name of registrant as specified in charter)

Nevada	001-40556	81-2958271
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

15 West 38th St., 12th Fl

New York, NY 10018

(Address of principal executive offices) (Zip Code)

(917)-292-2685

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	VRAR	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mart if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition

On November 14, 2023, The Glimpse Group, Inc. (the “Company”) issued a press release (the “Release”) announcing financial results for three months ended September 30, 2023. The full text of the press release is furnished herewith as Exhibit 99.1.

The information disclosed under this Item 2.02, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as expressly set forth in such filing.

Item 7.01	Regulation FD Disclosure.

As disclosed in the Release, on November 14, 2023, at 4:30 p.m. EDT/1:30 p.m. PDT, the Company will host a conference call to discuss its financial results for three months ended September 30, 2023. A playback of the webcast will be available through November 14, 2024. A replay of the teleconference will be available through Tuesday, November 28, 2023.

The information under this Item 7.01 is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. The information set forth under this Item 7.01 shall not be deemed an admission as to the materiality of any information in this Current Report on Form 8-K.

Item 8.01.	Other Events.

On November 13, 2023, the Board of Directors authorized the Company to enter into a common share repurchase plan (“Buyback”) of up to $2 million to be utilized during the next three years. We are committed to investing in the growth opportunities in front of us and the operations of the business, and as such, do not anticipate utilizing this plan once it has been put in place. However, we view the Buyback as a strategic tool to potentially be used in case of extraordinary further developments with our stock price.

Item 9.01	Exhibits

Exhibit No.	Description

99.1	Press Release dated November 14, 2023
104	Cover Page Interactive Data File - The cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 14, 2023

THE GLIMPSE GROUP, INC.

By:	/s/ Lyron Bentovim
Lyron Bentovim
Chief Executive Officer